UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 ____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

February 15, 2001

Nissan Auto Receivables Corporation
on behalf of Nissan Auto Receivables 2000-B Owner Trust

(Exact name of registrant as specified in its charter)

Delaware	333-82763	33-0479655
(State or other Jurisdiction of incorporation)	(Commission Registration Number)	(I.R.S. Employer Identification Number)

990 WEST 190TH STREET
TORRANCE, CALIFORNIA 90502

___________________________________

(Address of principal executive office)
Registrant's telephone number, including area code: (310) 719-8013

Exhibit Index is on Page 4

Item 5.	Other Events.

On February 15, 2001, the principal and interest collected during the preceding calendar month, net of certain adjustments as provided for in the Sale and Servicing Agreement, dated as of June 21, 2000 (the "Agreement"), among Nissan Auto Receivables 2000-B Owner Trust, as Issuer, Nissan Auto Receivables Corporation, as Seller, and Nissan Motor Acceptance Corporation, as Servicer, were distributed to the holders of notes ("Noteholders") issued by Nissan Auto Receivables 2000-B Owner Trust. In accordance with the Agreement, the Servicer's Certificate, as defined in the Agreement, was furnished to the Indenture Trustee (as defined in the Agreement) for the benefit of the Noteholders. A copy of the Servicer's Certificate is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7(c).	Exhibits.
The exhibit number corresponds with Item 601(a) of Regulation S-K.

	Exhibit No.	Description
	99.1	Servicer's Certificate for the month of January 2001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

NISSAN AUTO RECEIVABLES CORPORATION

By:	/s/
Name: Title:	Katsumi Ishii President and Chief Executive Officer

February 16, 2001

EXHIBIT INDEX
Exhibit No.	Description	Sequentially Numbered Page
99.1	Servicer's Certificate for the month of January 2001	5

Nissan Auto Receivables 2000-B Servicer's Certificate for the month of January 2001	Exhibit 99.1

Collection Period	January-01	30/360 Days	30
Distribution Date	15-Feb-01	Actual/360 Days	30

	Coupon Rate	Initial Balance	Beginning Balance	Ending Balance	Pool Factor
Total Portfolio		962,575,953.38	780,426,374.04	751,866,620.54	0.781
Total Securities		962,575,953.38	780,426,374.04	751,866,620.54	0.781
Class A-1 Notes	6.83125%	225,000,000.00	42,850,420.66	14,290,667.16	0.064
Class A-2 Notes	7.15000%	286,750,000.00	286,750,000.00	286,750,000.00	1.000
Class A-3 Notes	7.25000%	288,000,000.00	288,000,000.00	288,000,000.00	1.000
Class A-4 Notes	7.27000%	81,000,000.00	81,000,000.00	81,000,000.00	1.000
Certificates	0.00000%	81,825,953.38	81,825,953.38	81,825,953.38	1.000

	Principal Payment	Interest Payment	Principal per $1000 Face Amount	Interest per $1000 Face Amount
Class A-1 Notes	28,559,753.50	243,934.95	126.9322378	1.0841553
Class A-2 Notes	0.00	1,708,552.08	-	5.9583333
Class A-3 Notes	0.00	1,740,000.00	-	6.0416667
Class A-4 Notes	0.00	490,725.00	-	6.0583333
Certificates	0.00	0.00	-	-
Total Securities	28,559,753.50	4,183,212.03

I. COLLECTIONS

Interest:

Interest Collections	3,641,045.36
Repurchased Loan Proceeds Related to Interest	0.00
Total Interest Collections	3,641,045.36

Principal:
Principal Collections	28,263,957.64
Repurchased Loan Proceeds Related to Principal	0.00
Total Principal Collections	28,263,957.64

Recoveries of Defaulted Receivables	83,949.84
Investment Earnings on Yield Supplement Account	228,503.73
Release from the Yield Supplement Account	3,148,258.11
Servicer Advances	0.00

Total Collections	35,365,714.68

II. COLLATERAL POOL BALANCE DATA
	Number	Amount
Pool Balance - Beginning of Period	59,744	780,426,374.04
Total Principal Collections		28,263,957.64
Principal Amount of Gross Losses		295,795.86
Pool Balance - End of Period	58,922	751,866,620.54

III. DISTRIBUTIONS
Total Collections	35,365,714.68
Reserve Account Draw	0.00
Total Available for Distribution	35,365,714.68

1. Reimbursement of Advance	248,330.31
2. Servicing Fee:
Servicing Fee Due	650,355.31
Servicing Fee Paid	650,355.31
Servicing Fee Shortfall	0.00
3. Interest:
Class A-1 Notes Monthly Interest
Class A-1 Notes Interest Carryover Shortfall	0.00
Class A-1 Notes Interest on Interest Carryover Shortfall	0.00
Class A-1 Notes Monthly Interest Distributable Amount	243,934.95
Class A-1 Notes Monthly Interest Paid	243,934.95
Change in Class A-1 Notes Interest Carryover Shortfall	0.00
Class A-2 Notes Monthly Interest
Class A-2 Notes Interest Carryover Shortfall	0.00
Class A-2 Notes Interest on Interest Carryover Shortfall	0.00
Class A-2 Notes Monthly Interest Distributable Amount	1,708,552.08
Class A-2 Notes Monthly Interest Paid	1,708,552.08
Change in Class A-2 Notes Interest Carryover Shortfall	0.00
Class A-3 Notes Monthly Interest
Class A-3 Notes Interest Carryover Shortfall	0.00
Class A-3 Notes Interest on Interest Carryover Shortfall	0.00
Class A-3 Notes Monthly Interest Distributable Amount	1,740,000.00
Class A-3 Notes Monthly Interest Paid	1,740,000.00
Change in Class A-3 Notes Interest Carryover Shortfall	0.00
Class A-4 Notes Monthly Interest
Class A-4 Notes Interest Carryover Shortfall	0.00
Class A-4 Notes Interest on Interest Carryover Shortfall	0.00
Class A-4 Notes Monthly Interest Distributable Amount	490,725.00
Class A-4 Notes Monthly Interest Paid	490,725.00
Change in Class A-4 Notes Interest Carryover Shortfall	0.00
Total Note Monthly Interest
Total Note Monthly Interest Due	4,183,212.03
Total Note Monthly Interest Paid	4,183,212.03
Total Note Interest Carryover Shortfall	0.00
Change in Total Note Interest Carryover Shortfall	0.00
Total Available for Principal Distribution	30,283,817.03
4. Total Monthly Principal Paid on the Notes	28,559,753.50
Total Noteholders' Principal Carryover Shortfall	0.00
Total Noteholders' Principal Distributable Amount	28,559,753.50
Change in Total Noteholders' Principal Carryover Shortfall	0.00
5. Total Monthly Principal Paid on the Certificates	0.00
Total Certificateholders' Principal Carryover Shortfall	0.00
Total Certificateholders' Principal Distributable Amount	0.00
Change in Total Certificateholders' Principal Carryover Shortfall	0.00
Remaining Available Collections	1,724,063.53
Deposit from Remaining Available Collections to fund Reserve Account	0.00
Remaining Available Collections Released to Seller	1,724,063.53

IV. YIELD SUPPLEMENT ACCOUNT
Beginning Yield Supplement Account Balance	45,219,736.59
Release to Collection Account	2,646,282.54
Ending Yield Supplement Account Balance	42,573,454.05
Monthly Income from Servicing Asset	501,975.57
Total Release from YSA (net of monthly interest)	3,148,258.11

V. RESERVE ACCOUNT
Initial Reserve Account Amount	7,219,319.65
Required Reserve Account Amount	7,219,319.65
Beginning Reserve Account Balance	7,219,319.65
Ending Reserve Account Balance	7,219,319.65

Reserve Account Triggers	Test Ratio	Actual Ratio	Result
Average Three Period Delinquency Percentage	2.00%	0.07%	Pass
Average Three Period Charge Off Rate	3.25%	0.28%	Pass
Required Reserve Account Amount for Next Period	7,219,319.65

VI. POOL STATISTICS
Weighted Average Coupon	5.05%
Weighted Average Remaining Maturity	41.83
Principal Recoveries of Defaulted Receivables	83,949.84
Principal on Defaulted Receivables	295,795.86
Pool Balance at Beginning of Collection Period	780,426,374.04
Net Loss Ratio	0.33%
Net Loss Ratio for Second Preceding Collection Period	0.20%
Net Loss Ratio for Preceding Collection Period	0.32%
Net Loss Ratio for Current Collection Period	0.33%
Average Net Loss Ratio	0.28%
Cumulative Net Losses for all Periods	1,105,212.52
Delinquent Receivables:	Amount	Number
31-60 Days Delinquent	3,385,236.80	247
61-90 Days Delinquent	524,208.59	36
91-120 Days Delinquent	127,903.61	8
Total Delinquent Receivables:	4,037,349.00	291
60+ Days Delinquencies as Percentage of Receivables	0.09%	0.07%
Delinquency Ratio for Second Preceding Collection Period		0.07%
Delinquency Ratio for Preceding Collection Period		0.08%
Delinquency Ratio for Current Collection Period		0.07%
Average Delinquency Ratio		0.07%